UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

ALSET INC.

(Exact name of registrant as specified in its charter)

Texas	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane
Suite 210
Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 14, 2023, Alset Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 16, 2023, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 9,235,119 shares of Company common stock, par value $0.001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 6,193,729 shares of common stock, constituting a quorum, were represented virtually or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1. At the Annual Meeting, the terms of seven (7) members of the Board expired. All of the seven (7) nominees for director were elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until such director’s prior death, resignation, retirement, disqualification or removal. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Chan Heng Fai	5,788,359.00	25,555.65	379,815.00
Wong Tat Keung	5,556,594.00	257,320.65	379,815.00
William Wu	5,556,926.15	256,988.50	379,815.00
Wong Shui Yeung	5,564,338.15	249,576.50	379,815.00
Lim Sheng Hon Danny	5,782,317.15	31,597.50	379,815.00
Joanne Wong Hiu Pan	5,788,404.05	25,510.60	379,815.00
Chan Tung Moe	5,790,068.15	23,846.50	379,815.00

Proposal 2. At the Annual Meeting, the stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The result of the votes to ratify the appointment of Grassi & Co., CPAs, P.C. was as follows:

For	Against	Abstain
6,181,851.65	7,959.00	3,919.00

Proposal 3. At the Annual Meeting, the proposal to change of the Company’s state of incorporation from Texas to Nevada by merging with and into a newly formed wholly owned subsidiary of the Company incorporated under the laws of the State of Nevada, after which the Company would operate under the name “Alset International Inc.” failed to gain the approval of two-thirds of the outstanding shares, as was required. The result of the votes to effect the reincorporation and the change of the Company’s name was as follows:

For	Against	Abstain	Broker Non-Votes
5,560,255.65	253,586.00	73	397,815.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET INC.

Dated: December 15, 2023	By:	/s/ Lui Wai Leung Alan
	Name:	Lui Wai Leung Alan
	Title:	Co-Chief Financial Officer